UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 31, 2015

AI DOCUMENT SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-143602	20-8675798
Commission File Number	IRS Employer Identification No.

1100 Peachtree Street, Suite 200, Atlanta, GA	30309
(Address of Principal Executive Offices)	Zip Code

770-570-7631
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; licensing arrangements; relationships with our customers; consumer demand; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to secure materials and subcontractors; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

USE OF CERTAIN DEFINED TERMS

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” “our Company,” or “the Company” are to the business of AI Document Services, Inc.

In addition, unless the context otherwise requires and for the purposes of this report only, “Asante” refers to Asante Restaurant LLC, a Geogia limited liability company.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 31, 2015, the Company completed a Share Exchange Agreement (the “Agreement”) under which it acquired all of the outstanding shares of Diaspora Foods International, L.L.C. and Asante Restaurant LLC in exchange for 35,330,000 shares of the Company’s common stock and 1,000,000 newly-issued shares of the Company’s preferred stock (the “Exchange”). Diaspora Foods International, L.L.C. is an entity whose only asset is its holdings of Asante Restaurant LLC (hereinafter  Diaspora Foods International, L.L.C. and Asante Restaurant LLC are collectively referred to as "Asante"). The common shares that were used by the Company were returned to the Company by existing shareholders to be used for this purpose.

At the closing of the Agreement, Marvin Woods and Eddie Bridgeman, Sr. became the only members of the Board of Directors of the Company.

The Company will change its business plan and operate a restaurant and food products business.

Accounting Treatment

The acquisition will be accounted for using the acquisition method under ASC Topic 805, Business Combinations. Under the acquisition method, the purchase price will be allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair values, with the remainder, if any, allocated to goodwill. None of the goodwill recorded will be deductible for income tax purposes.

The operations of  business of selling natural nutraceutical supplements will be treated as a Discontinued Operation.

Operations of Asante

Asante currently operates a restaurant located at at 250 Park Avenue W NW, Atlanta, GA. The location overlooks Atlanta’s Centennial Olympic Park and is across from the Georgia Aquarium. It is also very close to the offices of CNN, Coca-Cola, SunTrust, Home Depot, and UPS. Asante opened in December 2014 and is managed and operated by Chef Marvin Woods, who is an  Emmy®-nominated television host, cookbook author, and lead chef for First Lady Michelle Obama’s Let’s Move campaign. Asante is designed to provide an upscale, fun dining experience that introduces the concept of “CoastalSoul” cuisine, based on flavors and ingredients that range from Europe to the West Coast of Africa to the Americas. Devised and developed over many years, Chef Marvin Woods’ Coastal Soul combines the familiar “Low Country” and New Orleans cuisines with the less well-known spices, seasonings and ingredients of international coastal areas.

Signature Products

Our signature products will include:

The Gourmet Spices:

1.

Marvin’s All Purpose Spice

2.

Marvin’s Columbo Dust (West India Curry Blend)

3.

Marvin’s Bere Bere (African Pepper Spice)

4.

Marvin’s Sea Food Spice

5.

Marvin’s Blacken Coating

6.

Marvin’s Adobo Rub

7.

Marvin’s Caribbean Jerk Rub

8.

Marvin’s Barbeque Dry Rub

The Gourmet Sauces:

1.

Burners Que (Tomato)

2.

Burners Que (Mustard)

3.

Steak Sauce

4.

Hallelujah Hot Sauces (Regular)

5.

Hallelujah Hot Sauces Extreme

6.

Creole Sauce

7.

Mahogany Sauce(Asian Barbeque)

The marketing efforts emphasize Chef Marvin Woods:

At August 31, 2015, Asante has 24 employees.

Plans

Asante has growth plans which are described below. There can be no assurances that Asante will be successful in implementing all or any of these plans.

The key plans are to:

•

Negotiate with hotels to include the Asante brand restaurant in the hotels that serve a high end/business clientele in major cities;

•

Negotiate with national grocery chains specializing in natural foods to distribute some of the sauces and spice blends designed by Marvin Woods; and

•

Open Product Showcases in local markets such asAtlanta, Charlotte, Los Angeles, Miami and New York.

Risks

In addition to risks that impact most new companies, there are risks that impact the restaurant industry:

•

Recessionary economic cycles generally have a greaer impact on restaurants than on many other industries.

•

Asante’s success depends on its ability to compete with many other restaurants which have more traditional menus and offerings.

•

Food safety and food-borne illness concerns may have an adverse effect on our business.

•

Failure to obtain and maintain required licenses and permits or to comply with alcoholic beverage or food control regulations could lead to the loss of our liquor and food service licenses and, thereby, harm Asante’s business.

Operating in the gourmet food and specialty products business involves a substantial degree of risk.  Many of Asante’s products are original and unique in the specialty food market with Chef Woods’ signature.  How Asante’s target market receives each product is unpredictable.  The commercial success and longevity of this specific and unique product also depends on the fluctuating trends in the gourmet food and specialty products industry markets.

Financial Statements of Diaspora Foods International, L.L.C.

Report of Independent Registered Public Accounting Firm

To the Members

Diaspora Foods International, L.L.C.

Atlanta, GA

We have audited the accompanying consolidated balance sheet of Diaspora Foods International, L.L.C. and subsidiary (the “Company”) as of December 31, 2014 and the related consolidated statements of operations, changes in members’ equity and cash flows for the year ended December 31, 2014.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and the results of its operations and its cash flows for the period from inception (July 19, 2014) to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has net working capital and member capital  deficiencies that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

 Thayer O’Neal Company, PLLC

/s/ Thayer O’Neal Company, PLLC

Sugar Land, Texas

August __, 2015

DIASPORA FOODS INTERNATIONAL, L.L.C.

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2014

ASSETS

Current Assets:
Cash	$412
Inventory	25,000
Total	25,412

Fixed Assets:
Furniture and equipment	275,089
Less Accumulated depreciation	(7,697)
Net	267,392

TOTAL	$292,804

LIABILITIES AND MEMBERS’ DEFICIT

Current Liabilities:
Accounts payable	$25,459
Total	25,459

Long-Term Liabilities:
Loan Payable	310,000
Accrued interest	11,412
Total	321,412

Total liabilities	346,871

Members’ Deficit:
Contributed capital	77,410
Accumulated deficit	(131,477)
Total members’ deficit	(54,067)

TOTAL	$292,804

See accompanying notes to the financial statements

DIASPORA FOODS INTERNATIONAL, L.L.C.

CONSOLIDATED  STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

Revenue	$55,979

Cost of revenue:
Food purchases	16,141
Payroll	28,298
Total	44,439

Gross profit	11,540

Operating expenses:	131,605

Loss form operations	(120,065)

Other expense
Interest	11,412

Net loss	$(131,477)

See accompanying notes to the financial statements

DIASPORA FOODS INTERNATIONAL, L.L.C.

CONSOLIDATED  STATEMENT OF CHANGES IN MEMBERS’ DEFICIT

FOR THE YEAR ENDED DECEMBER 31, 2014

Description	Contributed Capital	Accumulated Deficit	Total Members’ Deficit
Contirbuted capital	$77,410		$77,410

Net loss		$(131,477)	(131,477)

Balance December 31, 2014	$77,410	$(131,477)	$(63,933)

See accompanying notes to the financial statements

DIASPORA FOODS INTERNATIONAL, L.L.C.

CONSOLIDATED  STATEMENT OF CASH FLOWS

FOR YEAR ENDED DECEMBER 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	$(131,477)
Depreciation	7,697
Adjustments to reconcile net loss to net cash used in operating activities:
Change in inventory	(25,000)
Change in accounts payable and accrued expense	36,871
Cash Flows Used by Operating Activities	(111,909)

CASH FLOWS FROM FINANCING ACTIVITIES
Receipt of loans	310,000
Members’ contributions	77,410
Total	387,410

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(275,089)

NET CHANGE IN CASH	412

Cash, beginning of year	-0-
Cash, end of year	$412

See accompanying notes to the financial statements

DIASPORA FOODS INTERNATIONAL, L.L.C.

Notes to the Consolidated Financial Statements

December 31, 2014

NOTE 1 – ORGANIZATION

Diaspora Foods International, L.L.C. was incorporated as a limited liability company in Georgia in July 2008. All of its current operations are conducted through Asante Restaurant LLC which was incorporated as a limited liability company in Georgia in July 2014 and is currently held as a wholly-owned subsidiary. Asante operates a restaurant in Atlanta, GA which commenced operations around December 15, 2014.

Recent Developments

The Company is negotiating a Share Exchange Agreement with AI Document Services, Inc. (“AI”) under which all of the outstanding shares of Diaspora Foods International, L.L.C. and Asante Restaurant LLC will be exchanged for 35,330,000 shares of AI’s common stock and 1,000,000 newly-issued shares of AI’s preferred stock (the “Exchange”).

At the closing of the Agreement, all current officers and directors of AI will resign their positions with AI, and Marvin Woods becomes Chief Executive Officer of the Company and Eddie Bridgeman, Sr. becomes Chief Financial Officer of the Company.

If the Exchange closes, AI will change its business plan and operate a restaurant and food products business.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company’s financial statements are prepared using generally accepted accounting principles on the accrual method of accounting and include the accounts of Diaspora Foods International, L.L.C. consolidated with those of Asante Reatuarant, LLC. All intercompany balances and transactions have been eliminated in the consolidated financial statements. The Company has elected a calendar year-end.

Cash Equivalents

For purposes of the balance sheet and statement of cash flows, the Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

Inventory

Inventory is valued at the lower of cost using the first-in, first-out cost flow assumption or market.

Property and Equipment

Property and equipment are recorded at cost. Furniture and equipment are depreciated using the straight-line method over the estimated useful lives of the assets which are typically eight to ten years. Maintenance and repairs are expensed as incurred. Upon retirement or disposal of assets, the cost and accumulated depreciation will be eliminated from the respective accounts and the related gains or losses are credited or charged to earnings.

The cost of work such as painting done prior to the opening of the restaurant amounted to $22,900 and was expensed as incurred.

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.  The Company has adopted the provisions of ASC 260.

Income Taxes

The Company is a limited liability company and was treated as a partnership for Federal income tax purposes through the date of the sare exchange agreement in August 2015. Under subchapter K of the Internal Revenue members of a limited liability company are taxed separately on their distributive share of the partnership’s income whether or not that income is actually distributed. No provision was made for Federal income tax for the period ended December 31, 2014.  Additionally as of December 31, 2014 there were no deferred income tax assets or liabilities.

Revenue Recognition

The Company follows ASC 605-10-S99-1 for revenue recognition.  The Company recognizes revenue when it is realized at the time food sales occur or a taering event is compelted.  All sales taxes are presented on a net basis and are excluded from revenue.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial assets and liabilities, such as accrued liabilities, approximate their fair values because of the short maturity of these instruments.

 Subsequent Events

The Company follows the guidance in ASC 855-10-50 for the disclosure of subsequent events. The Company evaluates subsequent events from the date of the balance sheet through the date when the financial statements are issued.  Pursuant to ASU 2010-09 of the FASB Accounting Standards Codification, the Company as an SEC filer considers its financial statements issued when they are widely distributed to users, such as through filing them with the SEC on the EDGAR system.

Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – GOING CONCERN

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As reflected in the accompanying financial statements, the Company has working capital and net member deficits  at December 31, 2014.

While the Company is undertaking its business plan to generate additional revenues, the Company’s cash position may not be sufficient to support the Company’s basic business plan and product development efforts. Management believes that the operations presently underway have a realistic chance of succeeding. While the Company believes in the viability of its strategy to increase revenues and in its ability to raise additional funds, there can be no assurances to that effect. The Company’s ability to continue as a going concern is dependent upon its ability to achieve profitable operations or obtain adequate financing.

The combined financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – LOAN PAYABLE

The Company has a loan payable of $310,000 to Enoyloh, LLC which is due 24 months from the date proceeds were received which ranged from July to November 2014. The loan bears interest at the rate of 12.5% per annum. Interest is payable concurrent with principal payments. Maturity will be accelerated if the Company’s annual sales reach 2,500,000. During the period form January 1, 2015 through July 27, 2015, the outstanding balance of the note increased by $140,000 to $450,000.

The loan is collateralized by the Company’s inventory and is personally guaranteed by Marvin Woods. Mr. Woods will be released from the guarantee if the Share Exchange Agreement described in Note 1 is executed. The loan also permits the lender to convert the outstanding loan for up to 49% of the Company’s common stock. The conversion feature is eliminated guarantee if the Share Exchange Agreement described in Note 1 is executed.

Enoyloh, LLC is controlled by a minority shareholder of AI.

NOTE 5 – LEASE

The Company has a lease covering the 6,247 square foot facility which houses the Asante Restaurant in Atlanta, GA. The lease covers 30 months commencing August 2014 and calls for annual lease payments of $62,470 plus 8% of the Company’s annual sales in excess of $780,475. The lease is renewable for a five-year period at an annual rental equal to 7% of sales if the Company’s annual sales have reached $2,750,000.

NOTE 6 – SUBSEQUENT EVENTS

In accordance with ASC 855, Subsequent Events, the Company has evaluated subsequent events from January 1, 2015 through August 28, 2015, the date of issuance of the audited financial statements and has determined it does not have any material subsequent events to disclose except for the matters described in Notes 1 and 4.

Unaudited Interim Statements

DIASORA FOODS INTERNATIONAL, L.L.C.

COMBINED BALANCE SHEET

JUNE 30, 2015

(unaudited)

ASSETS

Current Assets:
Cash	$4,050
Inventory	14,734
Total	18,784

Fixed Assets:
Furniture and equipment	275,089
Less Accumulated depreciation	22,025
Net	253,064

TOTAL	$271,848

LIABILITIES AND MEMBERS’ DEFICIT

Current Liabilities:
Accounts payable and accrued expenses	$14,749
Total	14,749

Long-Term Liabilities:
Loan Payable	436,350
Accrued interest	32,409
Total	468,759

Total Liabilities	483,507

Members’ Deficit:
Contributed capital	102,410
Accumulated deficit	(314,069)
Total	(211,659)

TOTAL	$271,848

See accompanying notes to the financial statements

DIASPORA FOODS INTERNATIONAL, L.L.C.

COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2015

(unaudited)

Revenue	$409,736

Cost of revenue:
Purchases	121,200
Payroll	369,790
Total	490,990

Gross profit	(81,254)

Operating expenses:	92,841

Loss from operations	(174,095)

Other expense
Interest	20,997

Net loss	$(195,092)

See accompanying notes to the financial statements

DIASPORA FOODS INTERNATIONAL, L.L.C.

COMBINED STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30 2015

(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss)	$(195,092)
Depreciation	14,328
Adjustments to reconcile net loss to net cash used in operating activities:
Change in inventory	10,266
Change in accounts payable and accrued expense	22,786
Cash Flows Used by Operating Activities	(147,712)

CASH FLOWS FROM FINANCING ACTIVITIES
Receipt of loans	126,350
Members’ contributions	25,000
Total	151,350

CASH FLOWS FROM INVESTING ACTIVITIES	-

NET CHANGE IN CASH	3,638

Cash, beginning of period	412
Cash, end of period	$4,050

Supplmental disclosures
Interest paid	$-
Income taxes paid	$-

See accompanying notes to the financial statements

DIASPORA FOODS INTERNATIONAL, L.L.C.

Notes to the Combined Financial Statements

June 30, 2015

(Unaudited)

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited interim financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information, and with the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) set forth in Article 8 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements.  The unaudited interim financial statements furnished reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented.  Unaudited interim results are not necessarily indicative of the results for the full fiscal year.  These financial statements should be read in conjunction with the financial statements of the Company for the year ended December 31, 2014 and notes thereto.

Recent Developments

The Company is negotiating a Share Exchange Agreement with AI Document Services, Inc. (“AI”) under which all of the outstanding shares of Diaspora Foods International, L.L.C. and Asante Restaurant LLC will be exchanged for 35,330,000 shares of AI’s common stock and 1,000,000 newly-issued shares of AI’s preferred stock (the “Exchange”).

At the closing of the Agreement if it occurs, Marvin Woods becomes Chief Executive Officer of the Company and Eddie Bridgeman, Sr. becomes Chief Financial Officer of the Company.

At the closing of the Agreement, Marvin Woods and Eddie Bridgeman, Sr. become the only members of the Board of Directors of AI.

If the Exchange closes, AI will change its business plan and operate a restaurant and food products business.

NOTE 2 – GOING CONCERN

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As reflected in the accompanying financial statements, the Company has working capital and net member deficits  at June 30, 2015.

While the Company is undertaking its business plan to generate additional revenues, the Company’s cash position may not be sufficient to support the Company’s basic business plan and product development efforts. Management believes that the operations presently underway have a realistic chance of succeeding. While the Company believes in the viability of its strategy to increase revenues and in its ability to raise additional funds, there can be no assurances to that effect. The Company’s ability to continue as a going concern is dependent upon its ability to achieve profitable operations or obtain adequate financing.

The combined financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – LOAN PAYABLE

The Company has a loan payable of $436,350 to Enoyloh, LLC which is due December 31, 2018. The loan bears interest at the rate of 12.5% per annum. Interest is payable concurrent with principal payments. Maturity will be accelerated if the Company’s annual sales reach 2,500,000.

The loan is collateralized by the Company’s inventory and is personally guaranteed by Marvin Woods. Mr. Woods will be released from the guarantee if the Share Exchange Agreement described in Note 1 is executed.

Enoyloh, LLC is controlled by a minority shareholder of AI.

NOTE 4 – SUBSEQUENT EVENTS

In accordance with ASC 855, Subsequent Events, the Company has evaluated subsequent events from July 1, 2015 through August 28, 2015, the date of issuance of the audited financial statements and has determined it does not have any material subsequent events to disclose except for the matters described in Note 1.

Unaudited Pro Forma Condensed Financial Statements

The following unaudited pro forma condensed financial statements of AI Document Services, Inc. ( "AI") have been prepared to indicate how the financial statements of AI might have looked if the Merger with Diaspora Foods International, L.L.C and Asante Restaurant LLC (collectively “Diaspora”) and transactions related to that Merger had occurred as of the beginning of the period presented.

The pro forma condensed financial statements have been prepared using the historical financial statements of AI and Diaspora as of and for the year ended December 31, 2014 ming that the Merger took place as of January 1, 2014. The acquisition will be accounted for using the acquisition method under ASC Topic 805, Business Combinations. Under the acquisition method, the purchase price will be allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair values, with the remainder, if any, allocated to goodwill. None of the goodwill recorded will be deductible for income tax purposes.

The pro forma condensed financial statements should be read in conjunction with a reading of the historical financial statements of AI and Diaspora. The pro forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual financial condition or results of operations had the Merger been in effect during the periods presented, or of financial condition or results of operations that may be reported in the future.

Unaudited Pro Forma Balance Sheet

2014

	Historical		Pro Forma
	AI	Diaspora	Adjustments	Combined
ASSETS

Current Assets:
Cash	$-	$412		$412
Inventory	-	25,000		25,000
Total	-	25,412		25,412

Fixed Assets:
Furniture and equipment	-	275,089		275,089
Less Accumulated depreciation	-	(7,697)		(7,697)
Net	-	267,392		267,392

TOTAL	$-	$292,804		$292,804

LIABILITIES AND DEFICIT

Current Liabilities:
Accounts payable and accrued expenses	$94,187	$25,459		$119,646
Total	94,187	25,459		119,646

Long-Term Liabilities:
Loan Payable	-	310,000		310,000
Accrued interest	-	11,412		11,412
Total	-	321,412		321,412

Members’ Deficit:
Preferred stock	-	-	$10,000	10,000
Common stock	86,860	-		86,860
Additional paid-in capital	13,500	-	67,410	80,910
Members’ capital		77,410	(77,410)	-
Accumulated deficit	(194,547)	(131,477)		(326,024)
Total	(94,187)	(54,067)		(148,254)

TOTAL	$-	$292,804		$292,804

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The new officers and directors are:

Marvin Woods, 51, is Chairman, President and Chief Executive Officer. He is an Emmy® Award-nominated television host, author of cookbooks, Home Plate Cooking and The New Low Country Cooking, and a 30-year veteran in the hospitality and restaurant industry. He has also been an owner and a partner in restaurants in Miami, Charlotte and Washington, DC with styles of cuisine and service ranging from tablecloth to fast casual, Low Country, micro brew pub to a health conscious sandwich and salad spot. Chef Woods trained at such notable New York City restaurants as The Sea Grill at Rockefeller Center, Windows on the World, Helmsley Palace, Quatorze, and Arizona 206. In the fall of 2009, he was selected to cook at the White House for the Obamas' first State Dinner. In June 2010, he kicked off First Lady Michelle Obama’s Let’s Move! Healthy Cooking for Families Initiative. Currently, he hosts a segment on Georgia Public Broadcast’s Georgia Cooks and is being a featured contributor/blogger to blackdoctors.org. He is a contracted spokesperson with United HealthCare, Live Smart Energy Bars and Sodexo. Chef Woods has also been sponsored by Publix and Food Lion supermarkets, SCANA Energy and SCE&G, Georgia Natural Gas, Mission Foods, Whole Foods, Char Broil Grills, and Kitchen Aid.  He holds a Culinary Degree from the Academy of Culinary Arts - Atlantic Cape Community College.

Eddie L. Bridgeman, Sr., 50, is Chief Financial Officer and a Director. He will devote up to approximately 75% of his time to the Company.

Mr. Bridgeman started his formal career in 1987 as an assistant to the Comptroller of Georgia Baptist Hospital In 1990, Mr. Bridgeman began working with Reliance Trust Company within the corporate trust/compliance unit. During his tenure, he was directly responsible for overseeing the compliance of the Nation’s largest Church bond trustee department.  This area managed the trustee relationship for more the 60% of all church bonds in the country and maintained more than 93% compliance annually.  After relocating to Norcross, GA in 1995, Mr. Bridgeman become the first Chief Financial Officer of one of Atlanta’s largest and fastest growth mega Church, Hopewell Missionary Baptist Church.  He managed the finances for the church, a daycare center, a private Christian school, a mall and a full membership gymnasium.  In 1999, Mr. Bridgeman held the position of Chief Financial Officer for the 100 Black Men of America, managing the overall multi-million dollar financial operations from 1999 to 2005 In 1999, Mr. Bridgeman formed The SaiSai Group, Inc., a financial consulting firm with emphasis on small business development and internal control policies and procedures.  As President/CEO, he is responsible for business development as well as financial seminar facilitator for both government entities and private corporations. The primary focus of his company’s activities is to assist small to medium size businesses establish and maintain financial controls and policies.  He is a workshop facilitator and has worked with numerous local and national organizations and conferences. He obtained his undergraduate degree from Mississippi Valley State University in Finance/Accounting and earned graduate degrees from Millsap College and Columbia Theological University.

ITEM 9.01 EXHIBITS

Exhibit No.

Description

10.7

Loan Agreement

10.8

Lease

10.9

Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI Document Services, Inc.

Registrant

/s/ Marvin Woods

By: Marvin Woods

Its: President

Dated: August 31, 2015